UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2008

DONALDSON COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7891	41-0222640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 West 94th Street Minneapolis, MN 55431
(Address of Principal Executive Offices) (Zip Code)

(952) 887-3131
Registrant’s telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2008, the Board of Directors (the “Board”) of Donaldson Company, Inc. (the “Company”) adopted an amendment, effective as of that date, to the Company’s Amended and Restated Bylaws (the “Bylaws”).

The Bylaws were amended to change the voting standard for the election of directors in uncontested director elections from a plurality to a majority voting standard. A nominee for director in an uncontested election will be elected to the Board if the votes cast “for” such nominee’s election exceed fifty percent (50%) of the number of votes cast with respect to such nominee. Votes cast with respect to a nominee include votes to withhold authority and exclude abstentions with respect to such nominee. Directors will be elected by a plurality vote at a stockholder meeting if (i) the Secretary of the Company receives a notice that a stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for stockholder nominees set forth in the Bylaws and (ii) such nomination has not been withdrawn by such stockholder prior to the tenth (10th) day preceding the date the Company first mails its notice of meeting for such meeting to the stockholders.

The foregoing summary of changes to the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws of the Company, as amended, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the adoption of a majority voting standard for uncontested director elections, on January 25, 2008, the Board also adopted an amendment to the Company’s Corporate Governance Guidelines. The Corporate Governance Guidelines were amended to add a director resignation policy which generally provides that an incumbent who fails to receive the required number of votes for re-election in accordance with the Bylaws will offer to resign. In addition, the director whose resignation is under consideration will abstain from participating in any decision regarding that resignation. The Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation. The Board will publicly disclose its decision regarding the resignation within ninety (90) days after the results of the election are certified. The foregoing summary of the changes to the Company’s Corporate Governance Guidelines is qualified in its entirety by the full text of the Corporate Governance Guidelines (as amended), which are available at: http://ir.donaldson.com/corp_governance.html.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws of Donaldson Company, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONALDSON COMPANY, INC.

Date: January 31, 2008	By:	/s/ Norman C. Linnell
Name: Norman C. Linnell
Title: Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 3.1	Amended and Restated Bylaws of Donaldson Company, Inc.